FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 13, 1998

                         Commission File Number 1-13123



                                METALS USA, INC.
             (Exact name of Registrant as Specified in its Charter)


            DELAWARE                                           76-0533626
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)


       THREE RIVERWAY, SUITE 600                                  77056
            HOUSTON, TEXAS                                      (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 965-0990

                                METALS USA, INC.

                                    FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On January 7, 1998 Metals USA, Inc. (the "Company") and Independent Metals Co., Inc. ("Independent") completed the necessary administrative approvals which permitted the Company and Independent to complete the merger of the two companies that had been previously announced on December 18, 1997. In addition, the Company acquired two small metal processing companies which, together with Independent, have combined net sales of about $110.0 million for the year ended December 31, 1996. The three companies were acquired for a combination of cash and stock. The consideration paid was determined by negotiations between appropriate representatives of the Company and the companies acquired. Total consideration for the acquisitions consisted of 906,155 shares of the Company's common stock and cash of $9.7 million. The cash component of the purchase price was paid with borrowings from a commercial bank.

    Independent is a processor and distributor of flat rolled stainless steel, aluminum, brass and copper with locations in Germantown, Wisconsin; Broadview, Illinois; Minneapolis, Minnesota and Orlando, Florida. These four locations complement the geographic coverage of the Company's other specialty metals companies, thus expanding market coverage for the specialty metals group. Additionally, Independent contributes an excellent reputation for quality processing, adds new stainless steel products and a wide variety of OEM manufacturers as customers. Independent had net sales during the year ended December 31, 1996 of $94.3 million and has about 160 employees. Independent was founded in 1982 by Barry Quinnies who will continue to serve as Independents' Chief Executive Officer and Chairman of the Board.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        The Company believes that it is impractical to provide financial statements of the company acquired on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.
 .

    (b) PRO FORMA FINANCIAL INFORMATION

        The Company believes that it is impractical to provide pro forma financial information reflecting this acquisition, and will, if required, file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.


    (c)  EXHIBITS:

     10.40 Agreement and Plan of merger dated as of December 17, 1997 by and among Metals USA, Inc., IM Acquisition Corp., Independent Metals Co., Inc. and the Stockholders named therein.

                                METALS USA, INC.

                                    FORM 8-K

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, who has signed this report on behalf of the Registrant.


                                                 METALS USA, INC.




Date: January 13, 1998                 By: /s/   TERRY L. FREEMAN
                                       Vice President and Corporate Controller

                                       2